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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      FEBRUARY 25, 1998 (FEBRUARY 18, 1998)



                             SUIZA FOODS CORPORATION
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                             1-12755                            75-2559681
             --------                             -------                            ----------
  (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)



                       3811 TURTLE CREEK BLVD., SUITE 1300
                               DALLAS, TEXAS 75219
                               -------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 528-0939




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ITEM 5.  OTHER EVENTS.

         On February 18, 1998, Suiza Foods Corporation (the "Company") issued a press release announcing fourth quarter and year-end 1997 sales and earnings, a copy of which is filed herewith as Exhibit 99.1.

         On February 19, 1998, the Company issued a press release discussing potential plans for its packaging operations, a copy of which is filed herewith as Exhibit 99.2.

         On February 23, 1998, the Company issued a press release announcing the closing of its acquisition of Land-O-Sun Dairies, L.L.C., a copy of which is filed herewith as Exhibit 99.3.

         On February 24, 1998, the Company issued a press release announcing the signing of a definitive agreement to acquire Oberlin Farms Dairy, Inc., a copy of which is filed herewith as Exhibit 99.4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release dated February 18, 1998.

         99.2     Press Release dated February 19, 1998.

         99.3     Press Release dated February 23, 1998.

         99.4     Press Release dated February 24, 1998.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: February 25, 1998              SUIZA FOODS CORPORATION



                                            By: /s/ TRACY L. NOLL
                                                --------------------------------
                                                Tracy L. Noll
                                                Vice President and Chief
                                                Financial Officer



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                                INDEX TO EXHIBITS

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
   Exhibit
   Number                          Description
   -------                         -----------
    99.1                Press Release dated February 18, 1998.

    99.2                Press Release dated February 19, 1998.

    99.3                Press Release dated February 23, 1998.

    99.4                Press Release dated February 24, 1998.
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